UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2007

Emisphere Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-347-2220

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2007, Emisphere Technologies, Inc.'s (the "Company") Board of Directors approved an amendment to Section 4 of By-Laws, as amendmended, of the Company (the "By-Laws"). The amendment allows for the issuance of either certificated or uncertificated shares of stock of the Company. Previously, only certificated shares of stock were allowed to be issued. The amendment is effective as of September 11, 2007. This amendment to the By-Laws will permit direct or "book-entry" registration of shares of the Company's capital stock and facilitate the Company's eligibility to participate in a direct registration system.

The amendments to the By-Laws, as described herein, are attached as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

September 14, 2007	By:	Michael R. Garone

Name: Michael R. Garone
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to the By-Laws, as amended, of Emisphere Technologies, Inc.